Exhibit (j)(3)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ John Blaisdell	Date:	7/28/15
Name:	John A. Blaisdell
Title:	President and Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Bernard A. Harris, Jr.	Date:	7-28-15
Name:	Bernard A. Harris, Jr.
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Jonathan P. Carroll	Date:	July 29, 2015
Name:	Jonathan P. Carroll
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Karin B. Bonding	Date:	July 29 2015
Name:	Karin B. Bonding
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Richard C. Johnson	Date:	7/29/15
Name:	Richard C. Johnson
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Robert S. Naka and Barbara Tolle his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Forward Funds (File Nos. 033-48940 / 811-06722) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Scott E. Schwinger	Date:	7/31/15
Name:	Scott E. Schwinger
Title:	Trustee